Exhibit 10.7

认购期权协议

Call Option Agreement

本认购期权协议下称（“本协议”）由下列各方于 2021年1月 7日在中华人民共和国（下称“中国”）福州签订：

This Call Option Agreement (this “Agreement”) has been executed by and among the following parties on January 7, 2021 in Fuzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：	福建天裕盛丰物流有限公司

地址：	福建省福州高新区乌龙江中大道7#创新园二期17号楼10层1087-2室

Party A:	Fujian Tianyu Shengfeng Logistics Co., Ltd.

Address:	1087-2 Room, 10th Floor, Building No.17, Phase II of the Creative Park No.7# Wulongjiang Central Avenue, Fuzhou High-tech District, Fujian, PRC

乙方：	[NAME OF SHAREHOLDER]

身份证号码：________________________

Party B:	[NAME OF SHAREHOLDER]

Chinese Identification Card No.: _______________________

丙方：	盛丰物流集团有限公司

地址：	福州市晋安区福新东路478号

Party C:	Shengfeng Logistics Group Co., Ltd.

Address:	No.478 Fuxin East Road, Jinan District, Fuzhou, PRC

在本协议中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：乙方持有丙方 [百分比] %的股权权益。甲方与丙方签订了技术咨询与服务协议、股权质押协议等一系列控制性协议（“控制协议”）。

Whereas: Party B holds [Percentage] % of the equity interest in Party C. Party A and Party C have executed a Technical Consultation and Service Agreement, Equity Pledge Agreement and other control agreements (the “Control Agreements”).

Call Option Agreement

认购期权协议

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权买卖

Sale and Purchase of Equity Interest

1.1	授予权利

Option Granted

鉴于甲方向乙方支付了人民币1元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本协议第1.3条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人(“被指定人”)从乙方购买乙方所持有的丙方的全部或部分股权(“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a “Designee”) to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non- corporate organizations.

Call Option Agreement

认购期权协议

1.2	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行 使股权购买权时，应向乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(“被购买股权”)；和(c)被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3	股权买价

Equity Interest Purchase Price

被购买股权的买价（“基准买价”）应为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商 定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任 何中国法律之要求（统称“股权买价”）。如果由于适用法律要求，导致甲方向乙方实际支付的股权买价非为零元，则乙方应当按照甲方的 要求，并以合法的形式将乙方取得的股权买价立即返还给甲方或被指 定人。

The purchase price of the Optioned Interests (the “Base Price”) shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”). If the Equity Interest Purchase Price actually paid by Party A is not nil pursuant to the requirements of applicable laws, Party B shall immediately return to Party A or its Designee the Equity Interest Purchase Price received by Party B at the instruction of Party A and in compliance with applicable laws.

1.4	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准 乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2	乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他 股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

Call Option Agreement

认购期权协议

1.4.3	乙方应与甲方和/或(在适用的情况下)被指定人按照本协议及 股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4	有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、乙方股权质押合同项下产生的任何担保权益。本款及本协议所规定的“乙方股权质押合同”指甲方，乙方和丙方于本协议签署之日签订的股权质押协议（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as used in this Section and this Agreement shall refer to the Equity Pledge Agreement (“Party B’s Equity Pledge Agreement”) executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C’s performance of its obligations under the Control Agreements executed by and between Party C and Party A.

Call Option Agreement

认购期权协议

2.	承诺

Covenants

2.1	有关丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1	未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方 公司章程文件，增加或减少其注册资本，或以其他方式改变其注 册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地 及有效地经营其业务和处理事务；

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3	未经甲方的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方的事先书面同意，不得让丙方发生、继承、保证或容许 存在任何债务，但(i)正常或日常业务过程中产生而不是通过借 款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的 债务除外；

Without the prior written consent of Party A, they shall not cause Party C to incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

Call Option Agreement

认购期权协议

2.1.5	一直在正常业务过程中经营所有业务，以保持丙方的资产价值， 不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6	未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在 正常业务过程中签订的合同除外(就本段而言，如果一份合同的 总金额超过人民币 100,000元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7	未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8	应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9	如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对 任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any entity;

Call Option Agreement

认购期权协议

2.1.11	将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12	为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对 所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13	未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14	根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.2	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1	未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意 的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之 丙方的股权的合法权益或受益权，或允许在其上设置任何其他担 保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押 则除外；

Party B shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Equity Pledge Agreement;

Call Option Agreement

认购期权协议

2.2.3	未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders’ meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any entity, without the prior written consent of Party A;

2.2.4	将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5	促使丙方股东会或董事会表决赞成本协议规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders’ meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对股权的所有权，签署所有必要或适当的文件，采取所 有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7	应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或 执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8	应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书，授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C;

2.2.9	经甲方随时要求，应向其指定的代表在任何时间无条件地根据本 协议的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any); and

Call Option Agreement

认购期权协议

2.2.10	严格遵守本协议及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本协议项下或本协议各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B’s Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

各方签署了《股东表决权委托协议》，约定乙方不可撤销地委托甲方或甲方 指定的个人行使其在丙方中享有的表决权。各方在此确认，若甲方在行使委 托表决权后致使乙方违反本协议第 2.1、2.2条中的承诺，则不应视为乙方违 反本合同约定。

The Parties signed the Voting Rights Proxy Agreement and agreed that Party B unconditionally entrust Party A or Party A’s designee to vote on its behalf at the shareholders’ meeting of Party C. The Parties hereby confirms that if Party A’s entrustment causes Party C in violation of Covenants in Articles 2.1, 2.2 of this Agreement, Party B shall not be regarded as in breach of this Agreement.

3.	陈述和保证

Representations and Warranties

乙方和丙方特此在本协议签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1	其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被 购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行 其在本协议和任何转让合同项下的义务的权力和能力。乙方和丙方同 意在甲方行使购买权时，他们将签署与本协议条款一致的转让合同。本 协议和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有 效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2	无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

Call Option Agreement

认购期权协议

3.3	乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权 质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4	丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5	丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务， 及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

3.6	丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7	目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	生效日

Effective Date

4.1	本协议自各方签署之日起生效。

This Agreement shall become effective as of the date of signing by the parties.

4.2	本协议在乙方拥有的全部丙方股权根据本协议的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

Call Option Agreement

认购期权协议

5.	适用法律与争议解决

Governing Law and Resolution of Disputes

5.1	适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法 律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2	争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协 商的方式加以解决，如果在一方向其他方发出要求协商解决的书面通知 后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于深圳的深圳国际仲裁院，由该会按照其仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shenzhen Court of International Arbitration for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.	税款、费用

Taxes and Fees

根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用，应由丙方承担。

All transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts shall be borne by Party C.

Call Option Agreement

认购期权协议

7.	通知

Notices

7.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号 邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一 通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方 式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

7.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应 以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	福建天裕盛丰物流有限公司

Party A:	Fujian Tianyu Shengfeng Logistics Co., Ltd.

地址：	福建省福州高新区乌龙江中大道7#创新园二期17号楼10层1087-2室

Address:	1087-2 Room, 10th Floor, Building No.17, Phase II of the Creative Park No.7# Wulongjiang Central Avenue, Fuzhou High-tech District, Fujian, PRC

收件人：	刘用旭

Attn:	LIU Yongxu

乙方：	_________

Party B:	_________

地址：	________________________________________________

Address:	_________________________________________________

丙方：	盛丰物流集团有限公司

Party C:	Shengfeng Logistics Group Co., Ltd.

地址：	福州市晋安区福新东路478号

Address:	No.478 Fuxin East Road, Jinan District, Fuzhou, PRC

收件人：	刘用旭

Attn:	LIU Yongxu

Call Option Agreement

认购期权协议

7.3	任何一方变更接收通知的地址或联系人的，应按本条规定给另一方发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

8.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而 交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信 息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保 密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

Call Option Agreement

认购期权协议

10.	其他

Miscellaneous

10.1	修订、修改与补充

Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2	完整合同

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构 成本协议各方就本协议标的物所达成的完整合同，取代在此之前就本 协议标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3	标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方 面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4	语言

Language

本协议以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同 等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Call Option Agreement

认购期权协议

10.5	可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法 性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6	继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7	弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并 经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视 为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

Call Option Agreement

认购期权协议

10.8	继续有效

Survival

10.8.1	合同期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.8.2	本协议第 5、7、8 条和本第 10.8 条的规定在本协议终止后继续 有效。

The provisions of Sections 5, 7, 8 and this Section 10.8 shall survive the termination of this Agreement.

10.9	补偿

Indemnification

10.9.1	各方同意并确认，如一方（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本协议，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within ten (10) days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2	本协议规定的权利和救济是累积的，并不排斥法律规定的其他 权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[SIGNATURE PAGE FOLLOWS]

Call Option Agreement

认购期权协议

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本认购期权协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Call Option Agreement as of the date first above written.

甲方： 福建天裕盛丰物流有限公司

Party A: Fujian Tianyu Shengfeng Logistics Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

Signature Pages of Call Option Agreement

认购期权协议签署页

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本认购期权协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Call Option Agreement as of the date first above written.

乙方： [Name of Shareholder]

Party B: [Name of Shareholder]

签字：

By:	/s/ [Name of Shareholder]

Signature Pages of Call Option Agreement

认购期权协议签署页

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本认购期权协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Call Option Agreement as of the date first above written.

丙方： 盛丰物流集团有限公司

Party C: Shengfeng Logistics Group Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

Signature Pages of Call Option Agreement

认购期权协议签署页

Schedule of Material Differences

One or more person signed a call option agreement under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholder	Status	ID Card/Unified Social Credit Code	Percentage (%)
1	Fujian Yunlian Shengfeng Industry Co., Ltd.	Limited Company Registered in China	[*]	54.58
2	Yongxu Liu	Chinese Citizen	[*]	30.99
3	Zhuangyuan Lin	Chinese Citizen	[*]	2.59
4	Zhongdeng Pan	Chinese Citizen	[*]	2.13
5	Zhoushan Guancheng Equity Investment Partnership (Limited Partnership)	Limited Partnership Registered in China	[*]	2.00
6	Zhiping Yang	Chinese Citizen	[*]	1.58
7	Zhoushan Zhongxin Equity Investment Partnership (Limited Partnership)	Limited Partnership Registered in China	[*]	1.50
8	Yufan Chen	Chinese Citizen	[*]	1.00
9	Yelie Song	Chinese Citizen	[*]	0.97
10	Chaoxin Yang	Chinese Citizen	[*]	0.96
11	Daqiu Tang	Chinese Citizen	[*]	0.85
12	Guangsheng Lin	Chinese Citizen	[*]	0.85

Signature Pages of Call Option Agreement

认购期权协议签署页